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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) April 15, 1999
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                Deutsche Recreational Asset Funding Corporation
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            (Exact Name of Registrant as Specified in its Charter)



                                    Nevada
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                (State or Other Jurisdiction of Incorporation)



        333-56303                                       91-1904587
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


655 Maryville Centre Drive, St. Louis, Missouri                   63141
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    (Address of Principal Executive Offices)                    (Zip Code)


                                (314) 523-3000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     On April 15, 1999, a distribution was made in respect of Asset Backed Notes issued by Distribution Financial Services RV Trust 1999-1. A Monthly Payment Date statement with respect thereto was distributed on April 15, 1999 and is filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.


EXHIBIT
  NO.               DOCUMENT DESCRIPTION
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99.1                Monthly Payment Date Statement relating to distribution on
                    April 15, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DEUTSCHE RECREATIONAL ASSET
                                        FUNDING CORPORATION
                                               (Registrant)



Dated: April 22, 1999                  By:  /s/ Richard C. Goldman
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                                        Name:   Richard C. Goldman
                                        Title: Vice President

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